Exhibit 99.1

DevvStream Reduces Debt by Approximately $5.9 Million, Net of an Additional $700,000 Loan to Support  the Company’s Working Capital Needs

Key partners convert debt to equity at a premium, demonstrating confidence in DevvStream’s long-term value

Calgary, Alberta – March 13, 2026 – DevvStream Corp. (NASDAQ: DEVS) (“DevvStream” or the “Company”), a leading carbon management and environmental asset development company, today announced a series of strategic transactions that collectively reduce approximately $5.9 million of outstanding debt, materially strengthening the Company’s balance sheet. The transactions include a combination of debt-to-equity conversions and debt repayment from key strategic partners, along with additional $700,000 loan to support ongoing operations.

Focus Impact Partners, including its affiliates (“FIP”) has converted 100% of its 5.3% convertible notes due November 2026 (“FIP Notes”), and certain consulting fees totaling approximately $5.5 million in aggregate, into equity of DevvStream at a 12.9% premium to the Company’s March 10, 2026 closing share price, demonstrating strong confidence in the Company’s long-term strategy and equity value. Additionally, Helena Partners (“Helena”) has agreed to release approximately $1.2 million from the Company’s cash collateral account, related to the existing $10.0 million convertible note (“Helena Note”) dated July 17, 2025, allowing DevvStream to prepay approximately $1.1 million of debt owed to Helena. Helena has also agreed to waive all monthly interest charges otherwise accruing and payable under the Note through May 2026 (the “Interest Waiver”). In addition, Helena has provided DevvStream with a $700,000, 0% interest loan due March 2027 to support the Company’s general working capital needs.

Together, these transactions reduce DevvStream’s outstanding debt by approximately $5.9 million, materially improving the Company’s capital structure.

“These transactions represent a significant step forward in strengthening DevvStream’s financial foundation,” said Sunny Trinh, Chief Executive Officer of DevvStream. “The willingness of our partners to convert debt into equity—particularly at a premium to our current share price—reflects meaningful confidence in the Company’s direction and long-term value. By reducing approximately $5.9 million net of debt and securing additional funding, we have improved our balance sheet and positioned the Company to continue executing on our strategy and delivering value for shareholders.”

About DevvStream

DevvStream Corp. (NASDAQ: DEVS) is a leading carbon management firm specializing in the development, investment, and monetization of environmental assets. The Company partners with corporations, governments, and project developers globally to generate and manage high-integrity environmental credits and certificates that support decarbonization and sustainability objectives.

For more information, please visit www.devvstream.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding the anticipated benefits of the transactions described herein, the Company’s ability to strengthen its balance sheet and capital structure, the Company’s working capital runway and ability to fund operations, the Company’s expectations regarding continued execution of its business strategy, the anticipated effect of the Interest Waiver, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions, or future events or performance.

All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “may,” “will,” “should,” “could,” “project,” “target,” “goal,” “seek,” “potential,” “continue,” or the negatives of these words or other similar expressions that concern the Company’s expectations, strategy, plans, or intentions.

Forward-looking statements are based on current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those projected or implied. The Company can give no assurance that any plans, estimates, or expectations will be achieved. Important factors that could cause actual results, developments, or outcomes to differ materially from those expressed or implied by forward-looking statements include, among others:

(1) the ability of the Company to maintain sufficient liquidity and working capital to fund ongoing operations, including the risk that the $700,000 working capital loan provided by Helena may be insufficient to meet the Company’s near-term cash needs;

(2) the risk that the debt-to-equity conversions described herein do not achieve the anticipated improvement to the Company’s capital structure or balance sheet;

(3) fluctuations in the market price of the Company’s common shares on the Nasdaq Capital Market;

(4) the risk that the Company is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including without limitation stockholder equity and minimum bid price requirements, which could result in delisting if compliance is not regained within applicable cure periods;

(5) changes in domestic and foreign business, market, financial, political, regulatory, and legal conditions affecting the Company’s business or the voluntary carbon credit market generally;

(6) the risk that demand for voluntary carbon credits or environmental assets declines, including as a result of changes in corporate sustainability commitments, evolving regulatory frameworks, or adverse developments in carbon market integrity standards;

(7) changes in laws, regulations, or government policies relating to carbon markets, climate finance, or environmental asset monetization, including actions by the U.S. federal government, Canadian federal or provincial authorities, or international regulatory bodies;

(8) the Company’s ability to execute on its business strategy, including its ability to originate, develop, and monetize high-integrity environmental credits and certificates at anticipated volumes and pricing;

(9) the ability of the Company to access capital markets or obtain additional financing on acceptable terms, or at all, to fund future operations and growth initiatives;

(10) the risk that the terms of the Helena Note or other existing debt obligations impose operational constraints that adversely affect the Company’s business flexibility;

(11) the outcome of any legal, regulatory, or other proceedings that may be instituted against the Company, which could be costly, time-consuming, and divert management attention;

(12) risks related to the limitations on the Company’s operations imposed by the Merger Agreement dated December 3, 2025 among the Company and the other parties thereto;

(13) general economic conditions, including inflationary pressures, interest rate changes, geopolitical uncertainty, and their potential impact on the Company’s business and financial condition; and

(14) other economic, business, competitive, operational, or financial factors beyond management’s control, including those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025, filed with the SEC on November 6, 2025, and in subsequent reports filed with the SEC and Canadian securities regulatory authorities, available on the Company’s profile at www.sedarplus.ca and on the SEC’s website at www.sec.gov.

The forward-looking statements in this press release are based on information available to the Company as of the date hereof. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, developments, or otherwise, except as required by applicable securities laws. Neither the future distribution of this press release nor the continued availability of this press release in archive form on the Company’s website at www.devvstream.com/investors/ should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Investor Relations

DevvStream Corp.
IR@devvstream.com

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